EXHIBIT 99.1


                              LETTER OF TRANSMITTAL

                                  TO ACCOMPANY
             OFFER TO EXCHANGE ITS 8.19% EXCHANGE CAPITAL SECURITIES
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
           FOR ANY AND ALL OF ITS OUTSTANDING 8.19% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                 PURSUANT TO THE PROSPECTUS DATED AUGUST 4, 1997

                        SOUTHERN COMPANY CAPITAL TRUST I

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     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
       YORK CITY TIME, ON SEPTEMBER 3, 1997, UNLESS THE OFFER IS EXTENDED.

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                    To: Bankers Trust Company, Exchange Agent

        By Mail:                       By Hand:               By Overnight Mail:
                                                                 Or Courier:

BT SERVICES TENNESSEE, INC.        BANKERS TRUST COMPANY         BT SERVICES TENNESSEE, INC.
    REORGANIZATION UNIT       CORPORATE TRUST & AGENCY GROUP   CORPORATE TRUST & AGENCY GROUP
      P.O. BOX 292737             RECEIPT & DELIVERY WINDOW          REORGANIZATION UNIT
  NASHVILLE, TN 37229-2737   123 WASHINGTON STREET, 1ST FLOOR      648 GRASSMERE PARK ROAD
                                    NEW YORK, NY 10006               NASHVILLE, TN 37211

      FOR INFORMATION:            TO CONFIRM BY TELEPHONE         FACSIMILE TRANSMISSIONS:
       (800) 735-7777                 (615) 835-3572            (ELIGIBLE INSTITUTIONS ONLY)
                                                                       (615) 835-3701


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Original Capital Securities (as defined below) either if Original Capital Securities are to be forwarded herewith or if tenders of Original Capital Securities are to be made by book-entry transfer to an account maintained by Bankers Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus.

         Holders of Original Capital Securities whose certificates (the "Certificates") for such Original Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

----------------------------------------- ---------------------- ------------------- -------------------- -------------------
Please print Name and Address                  Please Show        Original Capital   Liquidation Amount       Beneficial
     of Registered Holder                 Certificate Number(s)      Securities          of Original      Holders and Names
                                              (Need not be            Tendered       Capital Securities     in which such
                                              Completed by            (Attach             Tendered          Securities are
                                           Book-Entry Holders)    additional list      (if Liquidation           held
                                                                     if needed)      Amount of Original
                                                                                     Capital Securities
                                                                                     is Less than All)*
                                          ---------------------- ------------------- -------------------- -------------------

                                          ---------------------- ------------------- -------------------- -------------------

                                          ---------------------- ------------------- -------------------- -------------------
                                          ---------------------- ------------------- -------------------- -------------------

                                          ---------------------- ------------------- -------------------- -------------------

                                          ---------------------- ------------------- -------------------- -------------------
                                          TOTAL
-----------------------------------------------------------------------------------------------------------------------------

* All Original Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.
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            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

|_| CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
     DTC Account Number:
     Transaction Code Number:

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holders(s):
     Window Ticket Number (if any):
     Date of Execution of Notice of Guaranteed Delivery:
     Name of Institution which Guaranteed Delivery:
     If Guaranteed Delivery is to be made By Book-Entry Transfer:
     Name of Tendering Institution:
     DTC Account Number:
     Transaction Code Number:

|_| CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     Address:

Ladies and Gentlemen:

         The undersigned hereby tenders to Southern Company Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), The Southern Company, a Delaware corporation ("Southern"), and Southern Company Capital Funding, Inc., a Delaware corporation, as Sponsor ("Capital"), the above described aggregate liquidation amount of the Trust's 8.19% Capital Securities (the "Original Capital Securities") in exchange for a like aggregate liquidation amount of the Trust's 8.19% Exchange Capital Securities (the "Exchange Capital Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated August 4, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Original Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Southern, Capital and the Trust in connection with the Exchange Offer) with respect to the tendered Original Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Capital Securities to Southern, Capital or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Original Capital Securities, (ii) present Certificates for such Original Capital Securities for transfer, and to transfer the Original Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Original Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENT(S) AND WARRANT(S) THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY SOUTHERN, CAPITAL, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT.

         THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Original Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Capital Securities. The Certificate number(s) and the Original Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Original Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Capital Securities will be returned (or, in the case of Original Capital Securities tendered by book-entry transfer, such Original Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Original Capital Securities pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus and in the instructions hereto will, upon Southern's, Capital's and the Trust's acceptance for exchange of such tendered Original Capital Securities, constitute a binding agreement among the undersigned, Southern, Capital and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Southern, Capital and the Trust may not be required to accept for exchange any of the Original Capital Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Capital Securities, that such Exchange Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Capital Securities to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY DELIVERYING AN AGENT'S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF SOUTHERN, CAPITAL OR THE TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE CAPITAL SECURITIES, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE CAPITAL SECURITIES. BY TENDERING ORIGINAL CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         SOUTHERN, CAPITAL AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR ORIGINAL CAPITAL SECURITIES, WHERE SUCH ORIGINAL CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD NOT EXCEEDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS). IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY DELIVERING AN AGENT'S MESSSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM SOUTHERN, CAPITAL OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF (I) ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR (II) ANY FACT WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR (III) OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL SOUTHERN, CAPITAL OR THE TRUST HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR SOUTHERN, CAPITAL OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF SOUTHERN, CAPITAL OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE CAPITAL SECURITIES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH SOUTHERN, CAPITAL OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Original Capital Securities whose Original Capital Securities are accepted for exchange will not receive accrued interest on such Original Capital Securities for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Original Capital Securities prior to the original issue date of the Exchange Capital Securities or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Original Capital Securities, and the undersigned waives the right to receive any interest on such Original Capital Securities accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after February 4, 1997.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         Please be advised that Southern, Capital and the Trust are making the Exchange Offer in reliance on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission set forth in certain interpretive letters addressed to third parties in other transactions. In addition, each of Southern and Capital has authorized us to inform you as follows: Neither Southern nor Capital has entered into any arrangement or understanding with any person to distribute the Exchange Capital Securities to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the Exchange Capital Securities in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Capital Securities to be received in the Exchange Offer. In this regard, Southern and Capital will make each person participating in the Exchange Offer aware that if such person is participating in the Exchange Offer for the purpose of distributing the Exchange Capital Securities to be acquired in the Exchange Offer, such person (a) could not rely on the Staff position enunciated in the interpretative letters referred to above and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. Southern and Capital acknowledge that such a secondary resale transaction by such person participating in the Exchange Offer for the purpose of distributing the Exchange Capital Securities should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K. Furthermore, Southern and Capital will include in the transmittal letter to be executed by an exchange offeree in order to participate in the Exchange Offer (x) an acknowledgment that if such exchange offeree is a broker-dealer that will receive Exchange Capital Securities for its own account in exchange for Original Capital Securities that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Capital Securities and
(y) a statement that by so acknowledging and by delivering a prospectus, such exchange offeree will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

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                               HOLDER(S) SIGN HERE

                          (SEE INSTRUCTIONS 2, 5 AND 6)

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)



                           (SIGNATURE(S) OF HOLDER(S)
Dated: 1997 Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Capital Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such options of counsel, certifications and other information as may be required by the Trust or the Trustee for the Original Capital Securities to comply with the restrictions on transfer applicable to the Original Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.
Name(s):


                                 (PLEASE PRINT)
Capacity (full title):

Address:


                               (INCLUDE ZIP CODE)
Telephone Number:

Tax ID Number:


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

                              AUTHORIZED SIGNATURE
Date:                                                                     1997

Name of Firm:

Capacity (full title):

                                 (PLEASE PRINT)
Address:


                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:


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





    ------------------------------------------------------------                ----------------------------------------------------

                   SPECIAL ISSUANCE INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
                  (SEE INSTRUCTIONS 1, 5, AND 6)                                       (SEE INSTRUCTIONS 1, 5, AND 6)

    To be completed ONLY if the Exchange Capital Securities are to be           To be completed ONLY if Exchange Capital Securities
    issued in the name of someone other than the registered holder              are to be sent to someone other than the registered
    of the Original Capital Securities whose name(s) appear(s) above.           holder of the Original Capital Securities whose
                                                                                name(s) appear(s) above, or such registered
                                                                                holder(s) at an address other than that shown above.


    Issue                                                                       Mail

    |_|  Original Capital Securities not tendered to:                           |_|    Original Capital Securities not tendered to:

    |_|  Exchange Capital Securities to:                                        |_|    Exchange Capital Securities to:

    Name(s)                                                                     Name(s)



    Address                                                                     Address






                        (INCLUDE ZIP CODE)                                                   (INCLUDE ZIP CODE)

    Telephone Number                                                            Telephone Number



    Tax ID Number



    ------------------------------------------------------------                ---------------------------------------------------


                                  INSTRUCTIONS

         Forming part of the terms and conditions of the Exchange Offer

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Trust, Capital and Southern may enforce the Letter of Transmittal against such participant. Original Capital Securities may be tendered in whole or in part in the liquidation amount of $100,000 (100 Original Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Original Capital Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Original Capital Securities) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Original Capital Securities and (i) whose Original Capital Securities are not immediately available or (ii) who cannot deliver their Original Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus. Pursuant to such procedures: (A) such tender must be made by or through an Eligible Institution (as defined below); (B) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Southern, must be received by the Exchange Agent on or prior to the Expiration Date; and (C) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Original Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither Southern, Capital nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.   GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Capital Securities) of Original Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (ii) such Original Capital Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.   INADEQUATE SPACE.

     If the space provided in the box captioned "Description of Original Capital Securities" is inadequate, the Certificate number(s) and/or the liquidation amount of Original Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.   PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     If less than all the Original Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the liquidation amount of Original Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Original Capital Securities Tendered (if Liquidation Amount of Original Capital Securities is Less than All)." In such case, new Certificate(s) for the remainder of the Original Capital Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Capital Security, promptly after the Expiration Date. All Original Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at any of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Capital Securities to be withdrawn, the aggregate liquidation amount of Original Capital Securities to be withdrawn, and (if Certificates for Original Capital Securities have been tendered) the name of the registered holder of the Original Capital Securities as set forth on the Certificate for the Original Capital Securities, if different from that of the person who tendered such Original Capital Securities. If Certificates for the Original Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Capital Securities tendered for the account of an Eligible Institution. If Original Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Capital Securities may not be rescinded. Original Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Capital Securities."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Southern, Capital and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Southern, Capital and the Trust, any affiliates or assigns of Southern, Capital and the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5.   SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Original Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Original Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Southern, Capital and the Trust, in their sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Original Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Southern, Capital, the Trust or the Trustee for the Original Capital Securities may require in accordance with the restrictions on transfer applicable to the Original Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     Southern, Capital and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Capital Securities, which determination shall be final and binding on all parties. Southern, Capital and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to Southern, Capital and the Trust, be unlawful. Southern, Capital and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer - Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Southern's, Capital's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Southern, Capital, the Trust, any affiliates or assigns of Southern, Capital, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.   QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent at any of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.   31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. Federal income tax law, a holder whose tendered Original Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Capital Securities. If the Original Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.  NO CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Capital Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Capital Securities for exchange.

     Neither Southern, Capital, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Capital Securities nor shall any of them incur any liability for failure to give any such notice.

11.      LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any Certificate(s) representing Original Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

12.  SECURITY TRANSFER TAXES.

     Holders who tender their Original Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
            REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                       ON OR PRIOR TO THE EXPIRATION DATE.

               (TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS)
                               (SEE INSTRUCTION 9)

                       PAYER'S NAME: BANKERS TRUST COMPANY



--------------------------------------------- -------------------------------------------- ----------------------------------------

SUBSTITUTE FORM W-9                           PART 1--  PLEASE  PROVIDE  YOUR  TIN ON THE  TIN:
                                              LINE AT RIGHT AND CERTIFY BY SIGNING AND
                                              DATING BELOW
Department of the Treasury Internal Revenue
Service Payor's Request for Taxpayer
Identification Number (TIM) and                                                                      Social Security Number
Certification                                 NAME
                                                                                                               or
                                              ADDRESS

                                              CITY, STATE & ZIP CODE                             Employer Identification Number

                                              -------------------------------------------- ----------------------------------------
                                              -------------------------------------------------------------------------------------

                                                                                           PART 2

                                                                                                   Awaiting TIN |_|
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------

                                              PART 3 - CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the
                                              number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt rom backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.


                                              SIGNATURE


                                              DATE


                                              You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are  subject  to backup  withholding  because  of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------- --------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID
TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
------------------------------------------------------------------------------------------------------------------------------------

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature

Date:                                                                   , 1997

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